UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2014

The Phoenix Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16517	06-1599088
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One American Row, Hartford, CT	06102 -5056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(860) 403-5000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Commencement of Bondholder Consent Solicitation

On January 23, 2014, The Phoenix Companies, Inc. (the “Company”) commenced a solicitation of consents (the “Consent Solicitation”) pursuant to a Consent Solicitation Statement (the “Consent Solicitation Statement”) from holders of record as of 5:00 p.m. New York City time on January 22, 2014 (the “Holders”) of its outstanding 7.45% Quarterly Interest Bonds due 2032 (the “Securities”). The Consent Solicitation is expected to expire at 5:00 p.m. New York City time on February 20, 2014 (the “Expiration Date”) unless extended by the Company.

On January 17, 2014, the Company issued a news release announcing the unaudited estimated pre-tax impact of the Company’s restatement of historical annual and interim GAAP financial statements (the “Restatement”) on total stockholders’ equity reported at June 30, 2012, the unaudited estimated impact of the correction of errors on income (loss) from continuing operations before taxes for the years ended December 31, 2010 and 2011 and the first half of 2012, its expectation that it will file its 2012 Form 10-K by March 31, 2014 and become a timely SEC filer with the filing of its second quarter 2014 Form 10-Q, and additional updates relating to the Restatement. The Company also filed a Current Report on Form 8-K with the SEC on January 17, 2014 disclosing other information regarding the Restatement, including a discussion of the drivers of the Restatement, control deficiencies and an update on the Company’s New York Stock Exchange (“NYSE”) listing extension request.

Because of the delay in the Company’s filing of its third quarter 2012 Form 10-Q, 2012 Form 10-K, and first, second and third quarter Forms 10-Q for 2013, on January 6, 2014, the trustee (the “Trustee”) under the indenture covering the Securities (the “Indenture”) sent a notice of default under the Indenture initiating the 60-day cure period thereunder.

Therefore, the Company is seeking, pursuant to the Consent Solicitation, the consent of Holders representing a majority of the outstanding principal amount of the Securities to amend the Indenture, and to provide a related waiver, that will allow the Company to extend the date for providing its third quarter 2012 Form 10-Q, its 2012 Annual Report on Form 10-K, its first, second and third quarter 2013 Forms 10-Q, its 2013 Annual Report on Form 10-K and its first, second and third quarter 2014 Forms 10-Q to the Trustee to March 16, 2015.

If certain conditions set forth in the Consent Solicitation Statement are satisfied, the Company will pay to each Holder who has delivered a valid consent a cash payment equal to $0.0625 per $25 principal amount of Securities to which the consent relates (the “Consent Fee”). With respect to any consent validly received and accepted from a beneficial owner with holdings in an aggregate principal amount of Securities less than or equal to $250,000, the Company will pay, if applicable, any relevant Retail Processing Dealer (as defined in the Consent Solicitation Statement) a cash payment equal to $0.0625 per $25 principal amount of Securities to which such consent relates (the “Retail Processing Fee”). Calculations of the Consent Fee and the Retail Processing Fee will be rounded up to the nearest cent. Holders may revoke their Consent pursuant to the terms described in the Consent Solicitation Statement. Holders who do not provide consent, or who validly revoke consent, prior to the Expiration Date will not receive the Consent Fee.

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Prior Consent Solicitations

As previously disclosed, pursuant to a prior consent solicitation conducted by the Company that concluded on January 15, 2013, holders of the Securities consented to approve a first supplemental indenture to the Indenture, and to provide a related waiver, extending the date for providing the third quarter 2012 Form 10-Q to the Trustee to March 31, 2013. The consents were in excess of the majority of the outstanding principal amount required for approval. The first supplemental indenture was subsequently executed by the Company and the Trustee on January 18, 2013. Additionally, pursuant to a second prior consent solicitation conducted by the Company that concluded on May 22, 2013, holders of the Securities consented to approve a second supplemental indenture to the Indenture, and to provide a related waiver, extending the date for providing the third quarter 2012 Form 10-Q, 2012 Annual Report on Form 10-K, and the first, second and third quarter 2013 Forms 10-Q to the Trustee to December 31, 2013. The consents were in excess of the majority of the outstanding principal amount required for approval. The second supplemental indenture was subsequently executed by the Company and the Trustee on May 23, 2013.

Recent Developments

The Consent Solicitation Statement includes disclosures related to certain recent developments involving the Company (see “Recent Developments” in the Consent Solicitation Statement). Among other items, the “Recent Developments” section discloses the following:

•	The Company has been engaged in discussions with the staff of the Securities and Exchange Commission (the “SEC”) regarding the Restatement, its failure to timely file its third quarter 2012 Form 10-Q and 2012 Form 10-K (the “Delayed 2012 SEC Reports”) and the Company’s first, second and third quarter 2013 Forms 10-Q (the “Delayed 2013 SEC Reports”), and its announced inability to file the 2013 Form 10-K and one or more of the 2014 Forms 10-Q on a timely basis. The discussions have included the failure by Company’s wholly-owned subsidiary, PHL Variable Insurance Company (“PHLVIC”), to file its periodic reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as well. The staff has indicated to the Company’s legal counsel that it intends to recommend to the Commissioners of the SEC that enforcement actions be taken with regard to the Company’s failure to file, on a timely basis, the Delayed 2012 SEC Reports and the Delayed 2013 SEC Reports and PHLVIC’s failure to file its corresponding delayed SEC reports. The staff and the Company have preliminarily agreed to an outline of the terms of a proposed settlement, which is subject to Commission approval, pursuant to which the Company and PHLVIC would agree to the issuance of an Administrative Cease and Desist Order finding violations of Section 13(a) of the Exchange Act, and imposing certain civil monetary penalties. Section 13(a) requires the Company and PHLVIC to file periodic reports with the SEC on an established timetable. In connection with the proposed settlement, the Company would undertake to meet certain filing deadlines with respect to the 2012 Form 10-K and the 2013 Form 10-K, the Delayed 2012 SEC Reports and Delayed 2013 SEC Reports, and PHLVIC would undertake similar obligations with respect to its corresponding

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delayed SEC reports. There can be no certainty that the Commissioners will approve the recommendation of the staff. The staff has indicated to the Company that the matter remains subject to further investigation and potential further regulatory action. The SEC has a broad range of potential actions that may be taken against the Company and PHLVIC for late filings in addition to the ones noted above, including suspension of trading of the Company’s securities or deregistration of the Company and PHLVIC under the Exchange Act.

•	As a result of the GAAP restatements of three of the Company’s insurance company subsidiaries, PHLVIC, Phoenix Life Insurance Company (“PLIC”) and Phoenix Life and Annuity Company (“PLAC”), PHLVIC and PLIC have been unable to update their respective registration statements covering their products offered under the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), with current financial information and related disclosure, and PLAC no longer sells such products. While this has had no impact on the Company’s sale of fixed indexed annuities, PHLVIC and PLIC have discontinued sales of their SEC-registered annuity and life insurance contracts. These insurance company subsidiaries have, however, permitted existing contract owners to exercise rights provided by their contracts, including rights to make additional payments. In addition, these insurance company subsidiaries are unable to offer any new products which are required to be registered under the Securities Act or the Investment Company Act until the restatement process is completed and current audited GAAP financial statements are available. See discussion in “Risk Factors” of the Consent Solicitation Statement regarding the insurance company subsidiaries’ restatements.

The Consent Solicitation Statement also includes updated information with respect to the Company’s previously disclosed legal proceedings as well as a discussion of certain new and updated risk factors associated with the Restatement, the Company’s business, operations and financial results, the ongoing insurance company subsidiary financial statement restatements, the Consent Solicitation and certain related and other matters (see “Recent Developments – Litigation Update” and “Risk Factors” in the Consent Solicitation Statement).

News Release

A copy of the news release announcing the commencement of the Consent Solicitation is furnished as Exhibit 99.1. A copy of the Consent Solicitation Statement, dated January 23, 2014, and the form of consent are furnished as Exhibit 99.2.

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Cautionary Statement Regarding Forward-Looking Statements

The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to, or representing management’s beliefs about, our future transactions, strategies, operations and financial results,

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including, without limitation, our expectation to provide information within anticipated timeframes and potential penalties that may result from failure to timely file statutory financial statements with state insurance regulators, and the Company’s ability to satisfy its requirements under, and maintain the listing of its shares on, the NYSE. Such forward-looking statements often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should” and other similar words or expressions. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Our ability to provide updated information about the restatement in the anticipated timeframe, complete the restatement and resume a timely filing schedule with respect to our SEC filings reflecting the restatement is subject to a number of contingencies, including but not limited to, whether we continue to identify errors in our consolidated financial statements, whether existing systems and processes can be timely updated, supplemented or replaced, and the number and complexity of, and periods covered by, the periodic reports that we will have to file with the SEC to reflect the restatement. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our other filings with the SEC. Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations.” You are urged to carefully consider all such factors. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date hereof, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this Form 8-K, such statements or disclosures will be deemed to modify or supersede such statements in this Form 8-K.

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 Item 9.01 Financial Statements and Exhibits.

99.1	News Release, dated January 23, 2014

99.2	Consent Solicitation Statement, dated January 23, 2014 (and related form of consent)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PHOENIX COMPANIES, INC.

Date: January 23, 2014	By:	/s/ Bonnie J. Malley
	Name:	Bonnie J. Malley
	Title:	Executive Vice President
and Chief Financial Officer

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